UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On June 11, 2020, the registrant’s consolidated subsidiaries, Plains All American Pipeline, L.P. (“PAA”) and PAA Finance Corp. (together with PAA, the “Issuers”) completed the public offering (the “Offering”) of $750 million aggregate principal amount of the Issuers’ 3.800% Senior Notes due 2030 (the “Notes”).

The terms of the Notes are governed by the indenture (the “Base Indenture,” and as amended and supplemented by the Supplemental Indenture (defined below), the “Indenture”) dated as of September 25, 2002 by and among the Issuers and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Thirty-Second Supplemental Indenture dated as of June 11, 2020 by and among the Issuers and the Trustee (the “Supplemental Indenture”).

The Notes will mature on September 15, 2030. Interest is payable on the Notes on each March 15 and September 15, commencing on September 15, 2020. The Issuers may redeem some or all of the Notes at any time and from time to time prior to maturity at the redemption prices specified in the Indenture.

The Notes are PAA’s senior unsecured obligations, will rank equally in right of payment with all of PAA’s existing and future senior debt, and will rank senior in right of payment to all of PAA’s future subordinated debt. The Notes will be effectively subordinated to all of PAA’s existing and future secured debt to the extent of the value of the collateral securing such indebtedness.

In certain circumstances, the Indenture restricts PAA’s ability and the ability of certain of its subsidiaries to: (i) enter into sale and leaseback transactions; (ii) incur liens; (iii) merge or consolidate with another company; and (iv) transfer and sell assets. These covenants are subject to a number of important exceptions and qualifications.

The Indenture contains customary events of default with respect to the Notes, including:

•	default in any payment of interest on any Note of that series when due, continued for 60 days;

•	default in the payment of principal of or premium, if any, on any Note of that series when due;

•	failure by PAA to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods;

•	payment defaults and accelerations with respect to other indebtedness of PAA and its Subsidiaries (as defined in the Indenture) in the aggregate principal amount of $25.0 million or more;

•	certain events of bankruptcy, insolvency or reorganization of PAA or, if and so long as the Notes of that series are guaranteed by a subsidiary guarantor, by such subsidiary guarantor; or

•	if and so long as the Notes of that series are guaranteed by a subsidiary guarantor:

•	the guarantee by such subsidiary guarantor ceases to be in full force and effect, except as otherwise provided in the Indenture;

•	the guarantee by such subsidiary guarantor is declared null and void in a judicial proceeding; or

•	such subsidiary guarantor denies or disaffirms its obligations under the Indenture or its guarantee.

If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on the Notes to be due and payable, or, in the case of certain events of default relating to bankruptcy, insolvency or reorganization, those amounts will automatically become immediately due and payable.

Other material terms of the Notes, the Base Indenture and the Supplemental Indenture are described in the prospectus supplement, dated June 8, 2020, as described below. The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to such Indenture (including the form of Notes attached thereto). A copy of the Supplemental Indenture is filed as Exhibit 4.1 to PAA’s Current Report on Form 8-K filed as of the date hereof and is incorporated herein by reference.

ITEM 8.01	Other Events

On June 8, 2020, the Issuers entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein, relating to the Offering.

The Notes were offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-227358) filed with the Securities and Exchange Commission on September 14, 2018 (the “Registration Statement”) and are described in a prospectus supplement dated June 8, 2020 to the prospectus dated September 14, 2018, which is included in the Registration Statement.

The Underwriting Agreement is filed as Exhibit 1.1 to PAA’s Current Report on Form 8-K filed as of the date hereof and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 8, 2020, by and among Plains All American Pipeline, L.P., PAA Finance Corp. and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 of PAA’s Current Report on Form 8-K filed on June 11, 2020).

4.1	Thirty-Second Supplemental Indenture, dated June 11, 2020, by and among Plains All American Pipeline, L.P., PAA Finance Corp. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of PAA’s Current Report on Form 8-K filed on June 11, 2020).

4.2	Form of 3.800% Senior Notes due 2030 (included in Exhibit 4.1) (incorporated by reference to Exhibit 4.2 of PAA’s Current Report on Form 8-K filed on June 11, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2020

PLAINS GP HOLDINGS, L.P.

By:	PAA GP Holdings LLC, its general partner

By:	/s/ Richard McGee
Name:	Richard McGee
Title:	Executive Vice President

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